

MOR-1                                     UNITED STATES BANKRUPTCY COURT
CASE NAME:         Xetel Corporation                                            PETITION DATE:     10/21/2002
                   -----------------                                                               -----------------
CASE NUMBER:       02-14222                                                     DISTRICT OF TEXAS: Western
                   -----------------                                                               -----------------
PROPOSED PLAN DATE:                                                             DIVISION:          Austin
                   -----------------                                                               -----------------


                 MONTHLY OPERATING REPORT SUMMARY FOR MONTH ENDED NOVEMBER 23, 2002
||===========================================|============|============|============|============|============|============||
||                                    MONTH  | 10/26/2002 | 11/23/2002 |            |            |            |            ||
||-------------------------------------------|------------|------------|------------|------------|------------|------------||
|| REVENUES (MOR-6)                          |    124,469 |    755,326 |          0 |          0 |          0 |          0 ||
||-------------------------------------------|------------|------------|------------|------------|------------|------------||
|| INCOME BEFORE INT; DEPREC./TAX (MOR-6)    |   -221,525 |   -603,861 |          0 |          0 |          0 |          0 ||
||-------------------------------------------|------------|------------|------------|------------|------------|------------||
|| NET INCOME (LOSS) (MOR-6)                 |   -237,333 | -1,134,551 |          0 |          0 |          0 |          0 ||
||-------------------------------------------|------------|------------|------------|------------|------------|------------||
|| PAYMENTS TO INSIDERS (MOR-9)              |          0 |     38,359 |          0 |          0 |          0 |          0 ||
||-------------------------------------------|------------|------------|------------|------------|------------|------------||
|| PAYMENTS TO PROFESSIONALS (MOR-9)         |          0 |          0 |          0 |          0 |          0 |          0 ||
||-------------------------------------------|------------|------------|------------|------------|------------|------------||
|| TOTAL DISBURSEMENTS (MOR-8)               |     38,786 |    749,044 |          0 |          0 |          0 |          0 ||
||===========================================|============|============|============|============|============|============||

***The original of this document must be filed with the United States Bankruptcy Court and a copy must be sent to the United States
   Trustee***

|-------------------------------------------|
|REQUIRED INSURANCE MAINTAINED              | Are all accounts receivable being collected within terms?                      No
|  AS OF SIGNATURE DATE         EXPIRATION  | Are all post-petition liabilities, including taxes, being paid within terms?   Yes
|                               DATE        | Have any pre-petition liabilities been paid?                                   No
|---------------------------    ------------| If so, describe
|CASUALTY      YES (x) NO ( )     12/1/2003 |                  -------------------------------------------------------------------
|LIABILITY     YES (x) NO ( )     12/1/2003 | Are all funds received being deposited into DIP bank accounts?                 Yes
|VEHICLE       YES (x) NO ( )     12/1/2003 | Were any assets disposed of outside the normal course of business?             No
|WORKER'S      YES (x) NO ( )      3/1/2003 |   If so, describe
|OTHER         YES ( ) NO ( )               |                  -------------------------------------------------------------------
|-------------------------------------------| Are all U.S. Trustee Quarterly Fee Payments current?                           Yes
                                              What is the status of your Plan of Reorganization?
                                                                                                ----------------------------------
                                                               -------------------------------------------------------------------

ATTORNEY NAME:    Eric J. Taube                                I certify under penalty of perjury that the following complete
                  ---------------------------------
FIRM NAME:        Hohmann & Taube, L.L.P.                      Monthly Operating Report (MOR), consisting of MOR-1 through
                  ---------------------------------
ADDRESS:          100 Congress Avenue                          MOR-9 plus attachments, is true and correct.
                  ---------------------------------
                  Suite 1600
                  ---------------------------------
CITY, STATE, ZIP: Austin, Texas 78701-4042                     SIGNED X /s/ Angelo DeCaro  TITLE:  President and CEO
                  ---------------------------------
TELEPHONE/FAX:    (512) 472-5997   (512) 472-5248                                   (ORIGINAL SIGNATURE)
                  ---------------------------------
                                                                      Angelo DeCaro             12/18/02
MOR-1                                                              (PRINT NAME OF SIGNATORY)      DATE         Revised 07/01/98



   CASE NAME:   Xetel Corporation
                -----------------
   CASE NUMBER: 02-14222
                ------------

                                                 COMPARATIVE BALANCE SHEETS
||================================|================|================|=================|==========|==========|==========|==========||
|| ASSETS                         |  FILING DATE*  |    MONTH       |     MONTH       |  MONTH   |  MONTH   |  MONTH   |  MONTH   ||
||                                |================|================|=================|==========|==========|==========|==========||
||                                |   10/21/2002   |   10/26/2002   |    11/23/2002   |          |          |          |          ||
||--------------------------------|----------------|----------------|-----------------|----------|----------|----------|----------||
|| CURRENT ASSETS                 |                |                |                 |          |          |          |          ||
||--------------------------------|----------------|----------------|-----------------|----------|----------|----------|----------||
|| Cash                           |         81,502 |        500,354 |       1,843,103 |          |          |          |          ||
||--------------------------------|----------------|----------------|-----------------|----------|----------|----------|----------||
|| Accounts Receivable, Net       |      5,388,318 |      3,166,032 |       1,709,345 |          |          |          |          ||
||--------------------------------|----------------|----------------|-----------------|----------|----------|----------|----------||
|| Inventory, net                 |      4,615,164 |      4,218,774 |       3,842,664 |          |          |          |          ||
||--------------------------------|----------------|----------------|-----------------|----------|----------|----------|----------||
|| Prepaid Expenses               |              0 |        275,374 |         217,748 |          |          |          |          ||
||--------------------------------|----------------|----------------|-----------------|----------|----------|----------|----------||
|| Investments                    |              0 |              0 |                 |          |          |          |          ||
||--------------------------------|----------------|----------------|-----------------|----------|----------|----------|----------||
|| Other                          |              0 |         32,886 |          32,886 |          |          |          |          ||
||--------------------------------|----------------|----------------|-----------------|----------|----------|----------|----------||
|| TOTAL CURRENT ASSETS           |     10,084,984 |      8,193,420 |       7,645,746 |        0 |        0 |        0 |        0 ||
||================================|================|================|=================|==========|==========|==========|==========||
|| PROPERTY, PLANT & EQUIP. @COST |                |     19,320,389 |      18,605,634 |          |          |          |          ||
||--------------------------------|----------------|----------------|-----------------|----------|----------|----------|----------||
|| Less Accumulated Depreciation  |                |     13,955,785 |      13,756,741 |          |          |          |          ||
||--------------------------------|----------------|----------------|-----------------|----------|----------|----------|----------||
|| NET BOOK VALUE OF PP & E       |      4,817,411 |      5,364,604 |       4,848,893 |        0 |        0 |        0 |        0 ||
||--------------------------------|----------------|----------------|-----------------|----------|----------|----------|----------||
|| OTHER ASSETS                   |                |                |                 |          |          |          |          ||
||--------------------------------|----------------|----------------|-----------------|----------|----------|----------|----------||
|| 1. Tax Deposits                |                |                |                 |          |          |          |          ||
||--------------------------------|----------------|----------------|-----------------|----------|----------|----------|----------||
|| 2. Investments in Subsidiaries |                |                |                 |          |          |          |          ||
||--------------------------------|----------------|----------------|-----------------|----------|----------|----------|----------||
|| 3. Electric Deposit            |                |                |                 |          |          |          |          ||
||--------------------------------|----------------|----------------|-----------------|----------|----------|----------|----------||
|| 4. Deposits                    |        144,223 |        144,223 |         163,389 |          |          |          |          ||
||--------------------------------|----------------|----------------|-----------------|----------|----------|----------|----------||
|| TOTAL ASSETS                   |     15,046,618 |     13,702,247 |      12,658,028 |        0 |        0 |        0 |        0 ||
||================================|================|================|=================|==========|==========|==========|==========||
                                     * Per Schedules and Statement of Affairs
 MOR-2                                                                                                    Revised 07/01/98
 Financial Statement Notes:
 10/21/2002 Gross AR on the Bankruptcy Schedules was $5,388,318.  At 10/21/02, the Company had a reserve for bad debt of $1,984,886.
 10/21/2002 Prepaid expenses and other were not listed on the Bankruptcy Schedules as they had no cash value at 10/21/02.
 10/21/2002 Property, plant & equipment on the Bankruptcy Schedules does not include equipment under capital leases with a net book value of $596,236 at 10/21/02.

 11/23/2002 Property, plant and equipment decreased by $714,755 because equipment under capital leases was returned to lessors.

     CASE NAME:   Xetel Corporation
                  ---------------------
     CASE NUMBER: 02-14222
                  -------------


                                         COMPARATIVE BALANCE SHEETS
||==================================|===============|================|================|==========|==========|==========|==========||
|| LIABILITIES & OWNER'S            | FILING DATE*  |     MONTH      |     MONTH      |  MONTH   |  MONTH   |  MONTH   |  MONTH   ||
||                                  |===============|================|================|==========|==========|==========|==========||
|| EQUITY                           |   10/21/2002  |   10/26/2002   |   11/23/2002   |          |          |          |          ||
||----------------------------------|---------------|----------------|----------------|----------|----------|----------||
|| LIABILITIES                      |               |                |                |          |          |          |          ||
||----------------------------------|---------------|----------------|----------------|----------|----------|----------|----------||
|| POST-PETITION LIABILITIES(MOR-4) |             0 |            410 |         26,110 |          |          |          |          ||
||==================================|===============|================|================|==========|==========|==========|==========||
|| PRE-PETITION LIABILITIES         |               |                |                |          |          |          |          ||
||----------------------------------|---------------|----------------|----------------|----------|----------|----------|----------||
||  Notes Payable - Unsecured       |     1,908,794 |      1,908,794 |      1,908,794 |          |          |          |          ||
||----------------------------------|---------------|----------------|----------------|----------|----------|----------|----------||
||  Accounts Payable                |    17,188,222 |     14,885,233 |     16,233,063 |          |          |          |          ||
||----------------------------------|---------------|----------------|----------------|----------|----------|----------|----------||
||  Priority Debt                   |     1,191,766 |        998,771 |      1,148,490 |          |          |          |          ||
||----------------------------------|---------------|----------------|----------------|----------|----------|----------|----------||
||  Federal Income Tax              |             0 |              0 |              0 |          |          |          |          ||
||----------------------------------|---------------|----------------|----------------|----------|----------|----------|----------||
||  FICA/Withholding                |             0 |              0 |              0 |          |          |          |          ||
||----------------------------------|---------------|----------------|----------------|----------|----------|----------|----------||
||  Capital Leases                  |             0 |        752,784 |        752,784 |          |          |          |          ||
||----------------------------------|---------------|----------------|----------------|----------|----------|----------|----------||
||  Other                           |             0 |      2,886,735 |      1,453,818 |          |          |          |          ||
||----------------------------------|---------------|----------------|----------------|----------|----------|----------|----------||
|| TOTAL PRE-PETITION LIABILITIES   |    20,288,782 |     21,432,317 |     21,496,949 |        0 |        0 |        0 |        0 ||
||----------------------------------|---------------|----------------|----------------|----------|----------|----------|----------||
|| TOTAL LIABILITIES                |    20,288,782 |     21,432,727 |     21,523,059 |        0 |        0 |        0 |        0 ||
||==================================|===============|================|================|==========|==========|==========|==========||
|| OWNER'S EQUITY (DEFICIT)         |               |                |                |          |          |          |          ||
||----------------------------------|---------------|----------------|----------------|----------|----------|----------|----------||
||  PREFERRED STOCK                 |             0 |              0 |                |          |          |          |          ||
||----------------------------------|---------------|----------------|----------------|----------|----------|----------|----------||
||  COMMON STOCK                    |    23,314,803 |     23,314,803 |     23,314,803 |          |          |          |          ||
||----------------------------------|---------------|----------------|----------------|----------|----------|----------|----------||
||  OTHER                           |     2,250,983 |                |                |          |          |          |          ||
||----------------------------------|---------------|----------------|----------------|----------|----------|----------|----------||
||  RETAINED EARNINGS:              |               |                |                |          |          |          |          ||
||       Filing Date                |   -30,807,950 |    -30,807,950 |    -30,807,950 |          |          |          |          ||
||----------------------------------|---------------|----------------|----------------|----------|----------|----------|----------||
||  RETAINED EARNINGS:              |               |                |                |          |          |          |          ||
||       Post Filing Date           |               |       -237,333 |     -1,371,884 |          |          |          |          ||
||----------------------------------|---------------|----------------|----------------|----------|----------|----------|----------||
|| TOTAL OWNER'S EQUITY (NET WORTH) |    -5,242,164 |     -7,730,480 |     -8,865,031 |        0 |        0 |        0 |        0 ||
||==================================|===============|================|================|==========|==========|==========|==========||
|| TOTAL                            |               |                |                |          |          |          |          ||
|| LIABILITIES &                    |               |                |                |          |          |          |          ||
|| OWNERS EQUITY                    |    15,046,618 |     13,702,247 |     12,658,028 |        0 |        0 |        0 |        0 ||
||==================================|===============|================|================|==========|==========|==========|==========||
                                     * Per Schedules and Statement of Affairs
 MOR-3                                                                                              Revised 07/01/98
   Financial Statement Notes:
   10/21/2002   Notes Payable are included with Accounts Payable on the Bankruptcy Schedules as unsecured non-priority claims.
   10/21/2002   Priority Debt includes secured debt of $50,000, disputed property tax claims, other tax claims and certain employee claims.
   10/21/2002   Capital Leases were listed on the Bankruptcy Schedules as amount unknown due to the uncertain amount of termination costs.
   10/26/02     Other pre-petition liabilities include principally accrued expenses and customer pre-payments.
   10/26/02     Total liabilities increased from amounts on the Bankruptcy Schedules principally due to certain liabilities which were listed on the Bankruptcy Schedules as amount unknown due to certain contingencies.

   11/23/2002   Priority Debt increased due to monthly property tax and franchise tax accrual.
   11/23/2002   Certain amounts have been reclassed from Other pre-petition liabilities to accounts payable.

   CASE NAME:   Xetel Corporation
                -----------------
   CASE NUMBER: 02-14222
                -----------------


                                  SCHEDULE OF POST-PETITION LIABILITIES
||======================================|=============|=============|=============|=============|=============|=============||
||                                      | MONTH ENDED | MONTH ENDED | MONTH ENDED | MONTH ENDED | MONTH ENDED | MONTH ENDED ||
||                                      | 10/21/02 -  |             |             |             |             |             ||
||                                      | 10/26/02    | 11/23/2002  |             |             |             |             ||
||--------------------------------------|-------------|-------------|-------------|-------------|-------------|-------------||
||  TRADE ACCOUNTS PAYABLE              |         410 |       1,110 |             |             |             |             ||
||--------------------------------------|-------------|-------------|-------------|-------------|-------------|-------------||
||  TAX PAYABLE                         |             |             |             |             |             |             ||
||--------------------------------------|-------------|-------------|-------------|-------------|-------------|-------------||
||    Federal Payroll Taxes             |           0 |             |             |             |             |             ||
||--------------------------------------|-------------|-------------|-------------|-------------|-------------|-------------||
||    State Payroll Taxes               |           0 |             |             |             |             |             ||
||--------------------------------------|-------------|-------------|-------------|-------------|-------------|-------------||
||    Ad Valorem Taxes                  |           0 |             |             |             |             |             ||
||--------------------------------------|-------------|-------------|-------------|-------------|-------------|-------------||
||    Other Taxes     SUTA & FUTA       |           0 |             |             |             |             |             ||
||--------------------------------------|-------------|-------------|-------------|-------------|-------------|-------------||
||  TOTAL TAXES PAYABLE                 |           0 |           0 |           0 |           0 |           0 |           0 ||
||--------------------------------------|-------------|-------------|-------------|-------------|-------------|-------------||
||  SECURED DEBT POST-PETITION          |           0 |             |             |             |             |             ||
||--------------------------------------|-------------|-------------|-------------|-------------|-------------|-------------||
||  ACCRUED INTEREST PAYABLE            |           0 |             |             |             |             |             ||
||--------------------------------------|-------------|-------------|-------------|-------------|-------------|-------------||
||  ACCRUED PROFESSIONAL FEES*          |           0 |      25,000 |             |             |             |             ||
||--------------------------------------|-------------|-------------|-------------|-------------|-------------|-------------||
||  OTHER  ACCRUED LIABILITIES          |             |             |             |             |             |             ||
||--------------------------------------|-------------|-------------|-------------|-------------|-------------|-------------||
||    1.                                |             |             |             |             |             |             ||
||--------------------------------------|-------------|-------------|-------------|-------------|-------------|-------------||
||    2.                                |             |             |             |             |             |             ||
||--------------------------------------|-------------|-------------|-------------|-------------|-------------|-------------||
||    3.                                |             |             |             |             |             |             ||
||--------------------------------------|-------------|-------------|-------------|-------------|-------------|-------------||
||  TOTAL POST-PETITION                 |             |             |             |             |             |             ||
||  LIABILITIES (MOR-3)                 |         410 |      26,110 |           0 |           0 |           0 |           0 ||
||======================================|=============|=============|=============|=============|=============|=============||
     *Payment requires Court Approval
            MOR-4                                                                                         Revised 07/01/98

   CASE NAME:   Xetel Corporation
                -----------------
   CASE NUMBER: 02-14222
                -----------------

                                     AGING OF POST-PETITION LIABILITIES
                                     MONTH                       11/23/2002
                                                            -------------------

||==================|==================|==============|==============|==============|===============|=============||
||    DAYS          |      TOTAL       |   TRADE      |   FEDERAL    |    STATE     |  AD VALOREM,  |    OTHER    ||
||                  |                  |  ACCOUNTS    |    TAXES     |    TAXES     |  OTHER TAXES  |             ||
||==================|==================|==============|==============|==============|===============|=============||
|| 0-30             |            5,955 |        5,955 |              |              |               |             ||
||------------------|------------------|--------------|--------------|--------------|---------------|-------------||
|| 31-60            |           -4,845 |       -4,845 |              |              |               |             ||
||------------------|------------------|--------------|--------------|--------------|---------------|-------------||
|| 61-90            |                0 |              |              |              |               |             ||
||------------------|------------------|--------------|--------------|--------------|---------------|-------------||
|| 91+              |                0 |              |              |              |               |             ||
||------------------|------------------|--------------|--------------|--------------|---------------|-------------||
|| TOTAL            |            1,110 |        1,110 |            0 |            0 |            0  |           0 ||
||==================|==================|==============|==============|==============|===============|=============||

                                     AGING OF ACCOUNTS RECEIVABLE

||==================|==================|==============|==============|==============|==============|==============||
||                  |                  |              |              |              |              |              ||
||                  |==================|==============|==============|==============|==============|==============||
||     MONTH        |    10/26/2002    |  11/23/2002  |              |              |              |              ||
||                  |------------------|--------------|--------------|--------------|--------------|--------------||
||                  |                  |              |              |              |              |              ||
||==================|==================|==============|==============|==============|==============|==============||
|| 0-30 DAYS        |        1,712,031 |      702,774 |              |              |              |              ||
||------------------|------------------|--------------|--------------|--------------|--------------|--------------||
|| 31-60 DAYS       |          838,205 |    1,241,368 |              |              |              |              ||
||------------------|------------------|--------------|--------------|--------------|--------------|--------------||
|| 61-90 DAYS       |        1,121,105 |      203,326 |              |              |              |              ||
||------------------|------------------|--------------|--------------|--------------|--------------|--------------||
|| 91+ DAYS         |        1,372,303 |      830,567 |              |              |              |              ||
||------------------|------------------|--------------|--------------|--------------|--------------|--------------||
|| Unapplied Cash   |         -125,566 |     -270,276 |              |              |              |              ||
||------------------|------------------|--------------|--------------|--------------|--------------|--------------||
|| Other            |           21,324 |       48,557 |              |              |              |              ||
||------------------|------------------|--------------|--------------|--------------|--------------|--------------||
|| Note Receivable  |          201,047 |      201,047 |              |              |              |              ||
||------------------|------------------|--------------|--------------|--------------|--------------|--------------||
|| Allowance        |       -1,974,417 |   -1,248,019 |              |              |              |              ||
||------------------|------------------|--------------|--------------|--------------|--------------|--------------||
|| TOTAL            |        3,166,032 |    1,709,345 |            0 |            0 |            0 |            0 ||
||==================|==================|==============|==============|==============|==============|==============||


                MOR-5                                          Revised 07/01/98

   CASE NAME:   Xetel Corporation
                -----------------
   CASE NUMBER: 02-14222
                -----------------

                                                 STATEMENT OF INCOME (LOSS)
||================================|=============|=============|=============|=============|=============|=============|===========||
||                                | MONTH ENDED | MONTH ENDED | MONTH ENDED | MONTH ENDED | MONTH ENDED | MONTH ENDED | FILING TO ||
||                                |  10/22/02-  |             |             |             |             |             |           ||
||                                |  10/26/02   |  11/23/2002 |             |             |             |             | DATE      ||
||================================|=============|=============|=============|=============|=============|=============|===========||
|| REVENUES    (MOR-1)            |     124,469 |     755,326 |             |             |             |             |   879,795 ||
||--------------------------------|-------------|-------------|-------------|-------------|-------------|-------------|-----------||
|| TOTAL COST OF REVENUES         |     295,617 |   1,110,683 |             |             |             |             | 1,406,300 ||
||--------------------------------|-------------|-------------|-------------|-------------|-------------|-------------|-----------||
|| GROSS PROFIT                   |    -171,148 |    -355,357 |           0 |           0 |           0 |           0 |  -526,505 ||
||================================|=============|=============|=============|=============|=============|=============|===========||
|| OPERATING EXPENSES:            |             |             |             |             |             |             |           ||
||--------------------------------|-------------|-------------|-------------|-------------|-------------|-------------|-----------||
||    Selling & Marketing         |             |             |             |             |             |             |         0 ||
||--------------------------------|-------------|-------------|-------------|-------------|-------------|-------------|-----------||
||    General & Administrative    |      50,377 |     120,394 |             |             |             |             |   170,771 ||
||--------------------------------|-------------|-------------|-------------|-------------|-------------|-------------|-----------||
||    Insiders Compensation       |             |      31,284 |             |             |             |             |    31,284 ||
||--------------------------------|-------------|-------------|-------------|-------------|-------------|-------------|-----------||
||    Professional Fees           |             |      96,826 |             |             |             |             |    96,826 ||
||--------------------------------|-------------|-------------|-------------|-------------|-------------|-------------|-----------||
||    Other                       |             |             |             |             |             |             |         0 ||
||--------------------------------|-------------|-------------|-------------|-------------|-------------|-------------|-----------||
||    Other                       |             |             |             |             |             |             |         0 ||
||--------------------------------|-------------|-------------|-------------|-------------|-------------|-------------|-----------||
|| TOTAL OPERATING EXPENSES       |      50,377 |     248,504 |           0 |           0 |           0 |           0 |   298,881 ||
||================================|=============|=============|=============|=============|=============|=============|===========||
|| INCOME BEFORE INT,             |             |             |             |             |             |             |           ||
|| DEPR/TAX (MOR-1)               |    -221,525 |    -603,861 |           0 |           0 |           0 |           0 |  -825,386 ||
||--------------------------------|-------------|-------------|-------------|-------------|-------------|-------------|-----------||
|| INTEREST EXPENSE               |       7,200 |      23,967 |             |             |             |             |    31,167 ||
||--------------------------------|-------------|-------------|-------------|-------------|-------------|-------------|-----------||
|| DEPRECIATION                   |       8,608 |     137,226 |             |             |             |             |   145,834 ||
||--------------------------------|-------------|-------------|-------------|-------------|-------------|-------------|-----------||
|| OTHER (INCOME) EXPENSE*        |             |             |             |             |             |             |         0 ||
||--------------------------------|-------------|-------------|-------------|-------------|-------------|-------------|-----------||
|| OTHER ITEMS**                  |             |     369,497 |             |             |             |             |   369,497 ||
||--------------------------------|-------------|-------------|-------------|-------------|-------------|-------------|-----------||
|| TOTAL INT, DEPR & OTHER ITEMS  |      15,808 |     530,690 |           0 |           0 |           0 |           0 |   546,498 ||
||================================|=============|=============|=============|=============|=============|=============|===========||
|| NET INCOME BEFORE TAXES        |    -237,333 |  -1,134,551 |           0 |           0 |           0 |           0 |-1,371,884 ||
||--------------------------------|-------------|-------------|-------------|-------------|-------------|-------------|-----------||
|| FEDERAL INCOME TAXES           |           0 |             |             |             |             |             |         0 ||
||--------------------------------|-------------|-------------|-------------|-------------|-------------|-------------|-----------||
|| NET INCOME (LOSS)  (MOR-1)     |    -237,333 |  -1,134,551 |           0 |           0 |           0 |           0 |-1,371,884 ||
||================================|=============|=============|=============|=============|=============|=============|===========||

Accrual Accounting Required, Otherwise Footnote with Explanation.
*   Footnote Mandatory.
* * Unusual and/or infrequent item(s) outside the ordinary course of business requires footnote.
                MOR-6                                                                                            Revised 07/01/98

11/23/2002 Other items represent the loss associated with the return of equipment under capital leases to the lessors.

   CASE NAME:   Xetel Corporation
                -----------------
   CASE NUMBER: 02-14222
                -----------------

||=======================================|===========|============|===========|===========|===========|===========|===========||
|| CASH RECEIPTS AND                     | MONTH     | MONTH      | MONTH     | MONTH     | MONTH     | MONTH     | FILING    ||
|| DISBURSEMENTS                         | ENDED     | ENDED      | ENDED     | ENDED     | ENDED     | ENDED     | TO        ||
||                                       | 10/22/02- | 11/23/2002 |           |           |           |           | DATE      ||
||                                       | 10/26/02  |            |           |           |           |           |           ||
||---------------------------------------|-----------|------------|-----------|-----------|-----------|-----------|-----------||
|| 1. CASH-BEGINNING OF MONTH            |    81,502 |    500,354 | 1,843,103 | 1,843,103 | 1,843,103 | 1,843,103 |    81,502 ||
||=======================================|===========|============|===========|===========|===========|===========|===========||
|| RECEIPTS:                             |           |            |           |           |           |           |           ||
||---------------------------------------|-----------|------------|-----------|-----------|-----------|-----------|-----------||
|| 2. CASH SALES                         |         0 |            |           |           |           |           |         0 ||
||---------------------------------------|-----------|------------|-----------|-----------|-----------|-----------|-----------||
|| 3. COLLECTION OF ACCOUNTS RECEIVABLE  |   452,889 |  1,999,894 |           |           |           |           | 2,452,783 ||
||---------------------------------------|-----------|------------|-----------|-----------|-----------|-----------|-----------||
|| 4. LOANS & ADVANCES (attach list)     |           |            |           |           |           |           |         0 ||
||---------------------------------------|-----------|------------|-----------|-----------|-----------|-----------|-----------||
|| 5. SALE OF ASSETS                     |           |            |           |           |           |           |         0 ||
||---------------------------------------|-----------|------------|-----------|-----------|-----------|-----------|-----------||
|| 6. OTHER (attach list)                |     4,750 |     91,898 |           |           |           |           |    96,649 ||
||---------------------------------------|-----------|------------|-----------|-----------|-----------|-----------|-----------||
|| TOTAL RECEIPTS**                      |   457,639 |  2,091,792 |         0 |         0 |         0 |         0 | 2,549,431 ||
||---------------------------------------|-----------|------------|-----------|-----------|-----------|-----------|-----------||
|| (Withdrawal) Contribution by          |           |            |           |           |           |           |           ||
||  Individual Debtor MFR-2*             |           |            |           |           |           |           |         0 ||
||=======================================|===========|============|===========|===========|===========|===========|===========||
|| DISBURSEMENTS:                        |           |            |           |           |           |           |           ||
||---------------------------------------|-----------|------------|-----------|-----------|-----------|-----------|-----------||
|| 7. NET PAYROLL                        |           |    272,770 |           |           |           |           |   272,770 ||
||---------------------------------------|-----------|------------|-----------|-----------|-----------|-----------|-----------||
|| 8. PAYROLL TAXES PAID                 |           |     79,455 |           |           |           |           |    79,455 ||
||---------------------------------------|-----------|------------|-----------|-----------|-----------|-----------|-----------||
|| 9. SALES, USE & OTHER TAXES PAID      |           |     17,265 |           |           |           |           |    17,265 ||
||---------------------------------------|-----------|------------|-----------|-----------|-----------|-----------|-----------||
||10. SECURED/RENTAL/LEASES              |           |    179,883 |           |           |           |           |   179,883 ||
||---------------------------------------|-----------|------------|-----------|-----------|-----------|-----------|-----------||
||11. UTILITIES & TELEPHONE & FREIGHT    |     2,500 |     26,986 |           |           |           |           |    29,486 ||
||---------------------------------------|-----------|------------|-----------|-----------|-----------|-----------|-----------||
||12. INSURANCE                          |           |     59,899 |           |           |           |           |    59,899 ||
||---------------------------------------|-----------|------------|-----------|-----------|-----------|-----------|-----------||
||13. INVENTORY PURCHASES                |       308 |     15,871 |           |           |           |           |    16,179 ||
||---------------------------------------|-----------|------------|-----------|-----------|-----------|-----------|-----------||
||14. VEHICLE EXPENSES                   |           |            |           |           |           |           |         0 ||
||---------------------------------------|-----------|------------|-----------|-----------|-----------|-----------|-----------||
||15. TRAVEL & ENTERTAINMENT             |           |      1,905 |           |           |           |           |     1,905 ||
||---------------------------------------|-----------|------------|-----------|-----------|-----------|-----------|-----------||
||16. REPAIRS, MAINTENANCE & SUPPLIES    |           |      7,015 |           |           |           |           |     7,015 ||
||---------------------------------------|-----------|------------|-----------|-----------|-----------|-----------|-----------||
||17. ADMINISTRATIVE & SELLING           |           |      8,470 |           |           |           |           |     8,470 ||
||---------------------------------------|-----------|------------|-----------|-----------|-----------|-----------|-----------||
||18. OTHER (attach list)                |    35,978 |     79,525 |           |           |           |           |   115,503 ||
||---------------------------------------|-----------|------------|-----------|-----------|-----------|-----------|-----------||
|| TOTAL DISBURSEMENTS FROM OPERATIONS   |    38,786 |    749,044 |         0 |         0 |         0 |         0 |   787,830 ||
||=======================================|===========|============|===========|===========|===========|===========|===========||
||19. PROFESSIONAL FEES                  |           |            |           |           |           |           |         0 ||
||---------------------------------------|-----------|------------|-----------|-----------|-----------|-----------|-----------||
||20. U.S. TRUSTEE FEES                  |           |            |           |           |           |           |         0 ||
||---------------------------------------|-----------|------------|-----------|-----------|-----------|-----------|-----------||
||21. OTHER REORGANIZATION EXPENSES      |           |            |           |           |           |           |         0 ||
||     (attach list)                     |           |            |           |           |           |           |           ||
||---------------------------------------|-----------|------------|-----------|-----------|-----------|-----------|-----------||
|| TOTAL DISBURSEMENTS**                 |    38,786 |    749,044 |         0 |         0 |         0 |         0 |   787,830 ||
||=======================================|===========|============|===========|===========|===========|===========|===========||
||22. NET CASH FLOW                      |   418,852 |  1,342,749 |         0 |         0 |         0 |         0 | 1,761,601 ||
||---------------------------------------|-----------|------------|-----------|-----------|-----------|-----------|-----------||
||23. CASH - END OF MONTH (MOR-2)        |   500,354 |  1,843,103 | 1,843,103 | 1,843,103 | 1,843,103 | 1,843,103 | 1,843,103 ||
||=======================================|===========|============|===========|===========|===========|===========|===========||

                                 * Applies to Individual debtors only
                MOR-7            **Numbers for the current month should balance (match)                   Revised 07/01/98
                                   RECEIPTS and CHECKS/OTHER DISBURSEMENTS lines on MOR-8


         11/23/2002      Other Receipts:
                         Inventory Sales                   75,868
                         Cobra Premiums (pass thru)         7,603
                         401K loan repayments (pass thru)   4,741
                         Other                              3,686
                                                        ---------
                                                           91,898
                                                        =========
                         Other Disbursements:
                         SVB Fees                          79,585
                                                        =========

   CASE NAME:   Xetel Corporation
                -----------------
   CASE NUMBER: 02-14222
                -----------------

                                          CASH ACCOUNT RECONCILIATION
                                          MONTH OF    23-Nov-02
                                                  ------------------


||======================================|===============|==============|===============|===============|================|
||                                      |  Silicon      | Comerica     |  Silicon      | Comerica      | Silicon        |
|| BANK NAME                            |  Valley Bank  | Bank         |  Valley Bank  | Bank          | Valley Bank    |
||--------------------------------------|---------------|--------------|---------------|---------------|----------------|
|| ACCOUNT NUMBER                       |     xxxxxx    |    xxxxxx    |    xxxxxx     |    xxxxxx     |    xxxxxx      |
||--------------------------------------|---------------|--------------|---------------|---------------|----------------|
|| ACCOUNT TYPE                         | DIP Operating |  PAYROLL     | Old Operating |Cafeteria Plan |Cash Collateral |
||--------------------------------------|---------------|--------------|---------------|---------------|----------------|
|| BANK BALANCE (Ending)                |     1,557,490 |      146,016 |             0 |         3,649 |         77,135 |
||--------------------------------------|---------------|--------------|---------------|---------------|----------------|
|| DEPOSITS IN TRANSIT/OUTGOING WIRE    |       132,331 |       35,031 |               |               |        -77,135 |
||--------------------------------------|---------------|--------------|---------------|---------------|----------------|
|| OUTSTANDING CHECKS                   |        27,725 |        5,892 |               |               |                |
||--------------------------------------|---------------|--------------|---------------|---------------|----------------|
|| ADJUSTED BANK BALANCE                |     1,662,096 |      175,155 |             0 |         3,649 |              0 |
||======================================|===============|==============|===============|===============|================|
|| BEGINNING CASH - PER BOOKS           |       489,847 |       11,699 |            68 |         2,773 |              0 |
||--------------------------------------|---------------|--------------|---------------|---------------|----------------|
|| RECEIPTS*                            |     1,325,945 |              |               |               |                |
||--------------------------------------|---------------|--------------|---------------|---------------|----------------|
|| TRANSFERS BETWEEN ACCOUNTS           |       246,734 |      519,213 |               |               |                |
||--------------------------------------|---------------|--------------|---------------|---------------|----------------|
|| (WITHDRAWAL) OR CONTRIBUTION BY      |               |              |               |               |                |
|| INDIVIDUAL   DEBTOR    MFR-2         |               |              |               |               |                |
||--------------------------------------|---------------|--------------|---------------|---------------|----------------|
|| CHECKS/OTHER DISBURSEMENTS*          |      -401,696 |     -355,757 |               |               |                |
||--------------------------------------|---------------|--------------|---------------|---------------|----------------|
|| RECONCILING ITEMS                    |         1,265 |              |           -68 |           876 |                |
||--------------------------------------|---------------|--------------|---------------|---------------|----------------|
|| ENDING CASH - PER BOOKS 10/26/02     |     1,662,096 |      175,155 |             0 |         3,648 |              0 |
||======================================|===============|==============|===============|===============|================|

||======================================|===============|==============|===============|===============|================|
|| BANK NAME                            |     Chase     |     Chase    |     Chase     |  Petty Cash   |                |
||--------------------------------------|---------------|--------------|---------------|---------------|----------------|
|| ACCOUNT NUMBER                       |    xxxxxx     |    xxxxxx    |    xxxxxx     |               |                |
||--------------------------------------|---------------|--------------|---------------|---------------|----------------|
|| ACCOUNT TYPE                         | Austin Lockbox|Dallas Lockbox|  Old Operating|               |      TOTAL     |
||--------------------------------------|---------------|--------------|---------------|---------------|----------------|
|| BANK BALANCE (Ending)                |        20,100 |       35,096 |         1,775 |           429 |      1,764,555 |
||--------------------------------------|---------------|--------------|---------------|---------------|----------------|
|| DEPOSITS IN TRANSIT/OUTGOING WIRE    |       -20,100 |      -35,096 |               |               |        112,165 |
||--------------------------------------|---------------|--------------|---------------|---------------|----------------|
|| OUTSTANDING CHECKS                   |               |              |               |               |         33,617 |
||--------------------------------------|---------------|--------------|---------------|---------------|----------------|
|| ADJUSTED BANK BALANCE                |             0 |            0 |         1,775 |           429 |      1,843,103 |
||======================================|===============|==============|===============|===============|================|
|| BEGINNING CASH - PER BOOKS           |           100 |            0 |        -6,701 |           429 |        498,215 |
||--------------------------------------|---------------|--------------|---------------|---------------|----------------|
|| RECEIPTS*                            |       245,783 |      520,064 |               |               |      2,091,792 |
||--------------------------------------|---------------|--------------|---------------|---------------|----------------|
|| TRANSFERS BETWEEN ACCOUNTS           |      -245,883 |     -520,064 |               |               |              0 |
||--------------------------------------|---------------|--------------|---------------|---------------|----------------|
|| (WITHDRAWAL) OR CONTRIBUTION BY      |               |              |               |               |                |
|| INDIVIDUAL    DEBTOR    MFR-2        |               |              |               |               |              0 |
||--------------------------------------|---------------|--------------|---------------|---------------|----------------|
|| CHECKS/OTHER DISBURSEMENTS*          |               |              |         8,409 |               |       -749,044 |
||--------------------------------------|---------------|--------------|---------------|---------------|----------------|
|| RECONCILING ITEMS                    |               |              |            66 |               |          2,139 |
||--------------------------------------|---------------|--------------|---------------|---------------|----------------|
|| ENDING CASH - PER BOOKS              |             0 |            0 |         1,775 |           429 |      1,843,103 |
||======================================|===============|==============|===============|===============|================|

MOR-8                                 *Numbers should balance (match) TOTAL RECEIPTS and                 Revised 07/01/98
                                       TOTAL DISBURSEMENTS lines on MOR-7

   CASE NAME:   Xetel Corporation
                -----------------
   CASE NUMBER: 02-14222
                -----------------

                                           PAYMENTS TO INSIDERS AND PROFESSIONALS

Of the total disbursements shown for the month, list the amount paid to insiders (as defined in Section 101(31)(A)-(F)
of the U.S. Bankruptcy Code) and the professionals.
Also, for insiders, identify the type of compensation paid (e.g., salary, commission, bonus, etc.)
(Attach additional pages as necessary).


||=================================|=============|=============|=============|============|=============|=============||
||                                 | MONTH ENDED | MONTH ENDED | MONTH ENDED | MONTH ENDED| MONTH ENDED | MONTH ENDED ||
||   INSIDERS:  NAME/COMP   TYPE   |  10/26/2002 | 11/23/2002  |             |            |             |             ||
||                                 |             |             |             |            |             |             ||
||---------------------------------|-------------|-------------|-------------|------------|-------------|-------------||
||  1. Angelo Decaro/Gross Salary  |             |      18,846 |             |            |             |             ||
||---------------------------------|-------------|-------------|-------------|------------|-------------|-------------||
||  2. William Peten/Gross Salary  |             |      14,230 |             |            |             |             ||
||---------------------------------|-------------|-------------|-------------|------------|-------------|-------------||
||  3. Angelo Decaro/Expenses      |             |       5,283 |             |            |             |             ||
||---------------------------------|-------------|-------------|-------------|------------|-------------|-------------||
||  4.                             |             |             |             |            |             |             ||
||---------------------------------|-------------|-------------|-------------|------------|-------------|-------------||
||  5.                             |             |             |             |            |             |             ||
||---------------------------------|-------------|-------------|-------------|------------|-------------|-------------||
||  6.                             |             |             |             |            |             |             ||
||---------------------------------|-------------|-------------|-------------|------------|-------------|-------------||
|| TOTAL INSIDERS  (MOR-1)         |           0 |      38,359 |           0 |          0 |           0 |           0 ||
||=================================|=============|=============|=============|============|=============|=============||

||=================================|=============|=============|=============|============|=============|=============||
||                                 | MONTH ENDED | MONTH ENDED | MONTH ENDED | MONTH ENDED| MONTH ENDED | MONTH ENDED ||
||   PROFESSIONALS                 | 10/26/2002  | 11/23/2002  |             |            |             |             ||
||                                 |             |             |             |            |             |             ||
||---------------------------------|-------------|-------------|-------------|------------|-------------|-------------||
||  1.                             |             |             |             |            |             |             ||
||---------------------------------|-------------|-------------|-------------|------------|-------------|-------------||
||  2.                             |             |             |             |            |             |             ||
||---------------------------------|-------------|-------------|-------------|------------|-------------|-------------||
||  3.                             |             |             |             |            |             |             ||
||---------------------------------|-------------|-------------|-------------|------------|-------------|-------------||
||  4.                             |             |             |             |            |             |             ||
||---------------------------------|-------------|-------------|-------------|------------|-------------|-------------||
||  5.                             |             |             |             |            |             |             ||
||---------------------------------|-------------|-------------|-------------|------------|-------------|-------------||
||  6.                             |             |             |             |            |             |             ||
||---------------------------------|-------------|-------------|-------------|------------|-------------|-------------||
|| TOTAL PROFESSIONALS    (MOR-1)  |           0 |           0 |          0  |          0 |           0 |           0 ||
||=================================|=============|=============|=============|============|=============|=============||
        MOR-9                                                                        Revised 07/01/98